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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2000


                               VCampus Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              000-21421                                54-1290319
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        (Commission file Number)                 (IRS Employer ID Number)


             1850 Centennial Park Drive, Suite 200, Reston, VA 20191
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code         (703) 893-7800
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               8251 Greensboro Drive, Suite 500, McLean, VA 22101
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

On April 26, 2000, the Registrant issued a press release stating as follows:

     U S WEST(R) SELECTS POWERFUL, COMPLETE DISTANCE LEARNING SOLUTIONS FROM VCAMPUS TO PROVIDE CUSTOMERS INNOVATIVE, ADVANCED ONLINE EDUCATION OPTIONS

     --U S WEST Business, Government and Academic Customers Can Now Have Access
       To Unique Online Learning Management and Courseware Creation Tools, and an Extensive Course Library--

     DENVER-- Businesses, government organizations, schools and universities that are increasingly turning to distance learning for staff and student training can now access powerful and versatile online and custom course creation services, and an extensive library of courses, as a result of a new strategic relationship between U S WEST (NYSE: USW) and VCampus (NASDAQ: VCMP). U S WEST will simultaneously take a minority equity stake in VCampus.

     Together, U S WEST Hosting Solutions and VCampus, a leading application service provider of remotely hosted, web-based education and training delivery solutions, will offer a diverse collection of courses tailored for distance learning as well as end-to-end courseware design and integration tools that can enable businesses and organizations to create and conduct their own customized online courses.

     VCampus' complete distance learning solution includes a student management system, course delivery engine, more than 300 off-the-shelf courses and courseware construction services. The well-rounded library of off-the-shelf courses is designed to meet the educational needs of businesses in areas such as IT, management, telecommunications, office skills and compliance. The company can help business customers to easily manage the enrollment, registration, tracking, testing, grading, administration and certification of distance learners.

     "Web-hosted online learning is no longer a `future thought,'" said Janice Aune, president, U S WEST !NTERPRISE Networking. "It's here today and it is one of the most powerful and effective way to equip employees with the knowledge they need to stay proficient. By teaming with VCampus, we're able to provide our customers with an unparalleled distance learning solution."

     Web-based education is fast becoming the preferred learning environment. According to International Data Corporation, the percentage of tech-based training is projected to triple over the next three years. The global training market is estimated to be approximately $60 billion in size.


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     "VCampus brings a proven, turn-key e-Learning solution to U S WEST's customers, allowing them, in turn, to provide e-Learning to their employees, students and channel partners," said Nat Kannan, CEO and President of VCampus. "e-Learning can save U S WEST customers over traditional classroom instruction by helping to reduce or eliminate travel, facilities, instructor and materials costs."

     U S WEST Hosting Solutions will host the courseware at the U S WEST Network Operations Center in Minneapolis. U S WEST Hosting Solutions is an Application Service Provider (ASP) that delivers platform, Web, and application-hosting solutions to businesses of all sizes, and combines the networking expertise of U S WEST with industry-leading application providers and integrators to offer end-to-end solutions for businesses, regardless of the level of outsourcing they require. It gives businesses a single source for multiple IT functions such as platform hosting and web hosting, as well as network-based access to business applications and the resources needed to support them.

     ABOUT U S WEST

     U S WEST (NYSE: USW) is a leading broadband and communications service provider, with more than $13 billion in annual revenues. U S WEST leads the industry in deploying next-generation broadband ADSL and VDSL Internet access and data/video services; offers the nation's first and only `one-number' advanced wireless service that integrates customers' home or business phones with their wireless PCS; and provides multimedia advertising services, including Internet & print directories. The company has nearly 2 million miles of deployed fiber in the U.S., provides local exchange services to more than 25 million customers in 14 states, and provides wireless services to more than 500,000 customers and data services to more than 800,000 customers nationally.

     U S WEST is merging with Qwest Communications International Inc. The combination, to be named Qwest Communications International Inc., will create a communications powerhouse with a market capitalization of more than $70 billion, headquartered in Denver and employing about 64,000 people worldwide. U S WEST and Qwest will unite the nation's most innovative local, wireless and broadband communications firm with one of the world's most advanced fiber-optic networks and broadband Internet providers. Together, the two firms will have more than 3 million miles of deployed fiber in the U.S. and worldwide, 29 million customers and a local network that is 99.2 percent digitally switched. For more information about U S WEST, go to http://www.uswest.com.

     With the exception of the historical information contained in the release, the matters described herein contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties including but not limited to difficulties in managing rapid growth (including future capital needs), development of its target market, risks associated with acquisitions, and economic, competitive, governmental and technological factors outside the control of the Company. For more information regarding these risks and uncertainties see the Company's Registration Statement on Form S-1 and other SEC filings, copies of which are available upon request from the Company.


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          As part of the Company's strategic relationship with US West, US West invested $2.5 million for the purchase of 357,143 shares of VCampus common stock at $7.00 per share and received five-year warrants to purchase up to $5 million of additional shares of common stock at that price. One-half of these warrant shares are immediately exercisable and the remaining shares become exercisable after one year. US West was also granted the right to designate one of its representatives for election to the VCampus Board.

Item 7.       Exhibits

         (c)  Exhibits.

              10.50 Subscription Agreement dated as of April 20, 2000, by and between the Registrant and US West Internet Ventures, Inc.

              10.51 Registration Rights Agreement dated as of April 20, 2000 by and between the Registrant US West Internet Ventures, Inc.

              10.52 Warrant issued to US West Internet Ventures, Inc., dated as of April 20, 2000.

              10.53 Board Nomination and Observer Rights Agreement dated April 20, 2000.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VCAMPUS CORPORATION


                                        /s/ NARASIMHAN P. KANNAN
Date:  April 26, 2000                   ---------------------------------------
                                        Narasimhan P. Kannan
                                        Chief Executive Officer